UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 21, 2009

CHINA BAK BATTERY, INC.

(Exact name of registrant as specified in its charter)

Nevada	001-32898	86-0442833
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

BAK Industrial Park, No. 1 BAK Street
Kuichong Town, Longgang District
Shenzhen, 518119
People’s Republic of China

 (Address of principal executive offices)

(86-755) 8977-0093
 (Registrant's telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01          Entry Into A Material Definitive Agreement.

On October 21, 2009, China BAK Battery, Inc. (the “Company”) entered into subscription agreements (the “Subscription Agreements”) with certain purchasers (the “Purchasers”) pursuant to which the Company will sell a total of 5,790,000 units at $3.55 per unit, each unit consisting of one share of common stock and a warrant to purchase 0.25 of a share of common stock at $3.90 per share, for an aggregate purchase price of approximately $20.6 million.  The warrants are exercisable for 24 months beginning on the date of the initial issuance of the warrants. The units (including the shares issuable upon exercise of the warrants) are being offered pursuant to a shelf registration statement (the “Registration Statement”) declared effective by the Securities and Exchange Commission (the “SEC”) on July 10, 2008, as further amended or supplemented by subsequent filings.  The form of Subscription Agreement is attached hereto as Exhibit 10.1 and incorporated herein by reference. The Form of Warrant issued to the Purchasers is attached hereto as Exhibit 4.1 and incorporated herein by reference. A prospectus supplement related to the offering will be filed with the SEC.

Also, on October 21, 2009, Cowen and Company, LLC (the “Placement Agent”) entered into a placement agent agreement (the “Placement Agency Agreement”) with the Company in which they agreed to act as placement agent in connection with this offering. The Placement Agent has no obligation to buy any units from the Company.

The Placement Agency Agreement is attached hereto as Exhibit 10.2 and is incorporated herein by reference.

Copies of the opinions of Holland & Hart LLP and Pillsbury Winthrop Shaw Pittman LLP, relating to the legality of the shares and warrants, are filed as Exhibits 5.1 and 5.2 to this report and are filed with reference to, and are hereby incorporated by reference into, the Registration Statement.

Item 8.01          Other Events.

On October 22, 2009, the Company issued a press release announcing the transaction. A copy of this press release has been filed with this Current Report on Form 8-K as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01          Financial Statements and Exhibits.

(d)           Exhibits.

Exhibit No.	Description

4.1	Form of Warrant

5.1	Opinion of Holland & Hart LLP

5.2	Opinion of Pillsbury Winthrop Shaw Pittman LLP

10.1	Form of Subscription Agreement

10.2	Placement Agent Agreement between the Registrant and Cowen and Company, LLC, dated October 21, 2009

99.1	Press Release dated October 22, 2009

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CHINA BAK BATTERY, INC.

By:	/s/ Tony Shen
Tony Shen
Chief Financial Officer and Secretary

Dated: October 22, 2009

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EXHIBIT INDEX

Exhibit No.	Description

4.1	Form of Warrant

5.1	Opinion of Holland & Hart LLP

5.2	Opinion of Pillsbury Winthrop Shaw Pittman LLP

10.1	Form of Subscription Agreement

10.2	Placement Agent Agreement between the Registrant and Cowen and Company, LLC, dated October 21, 2009

99.1	Press Release dated October 22, 2009